Event After the Balance Sheet Date	12 Months Ended
Mar. 31, 2019
Event After the Balance Sheet Date [Abstract]
EVENT AFTER THE BALANCE SHEET DATE

23.	EVENT AFTER THE BALANCE SHEET DATE

On July 11, 2019, the Company entered into an agreement with Fast Forward Innovations Limited ("Fast Forward") to purchase Intensity Holdings Limited ("IHL"), a wholly-owned subsidiary of Fast Forward. Portage has agreed to pay US $1,298,061 for IHL through the issuance of 12,980,610 common shares. The sole asset of IHL consists of 288,458 shares of the private company, Intensity. This transaction will increase Portage's ownership to 1,288,458 shares of Intensity (approximately 9.7% of the outstanding shares of Intensity) (see Note 9).

On December 23, 2019, the maturity date of $3.0 million SalvaRx Notes was extended to 2021. See Note 12.